UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
June 16, 2025 (April 1, 2025)
Date of report (Date of earliest event reported)
RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 4, 2025, Renasant Corporation (“Renasant”) filed a Current Report on Form 8-K (the “Original Filing”) reporting that on April 1, 2025 Renasant had completed its merger with The First Bancshares, Inc. (“The First”) pursuant to the Agreement and Plan of Merger, dated as of July 29, 2024, by and between Renasant and The First (the “Merger”).

In the Original Filing, Renasant stated that unaudited pro forma financial information required to be filed under Item 9.01(b) of Form 8-K would be filed by amendment no later than 71 days following the date that the Original Filing was required to be filed. Accordingly, this Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01(b) of the Original Filing solely to include the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K, which is filed as an exhibit hereto and is incorporated herein by reference. Such information should be read in conjunction with the Original Filing. Except as provided herein, the disclosures included in the Original Filing are unchanged.

The unaudited pro forma condensed combined financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and is not intended to represent or be indicative of the actual consolidated results of operations or financial position that would have been achieved had the Merger been completed as of the dates presented, and should not be taken as a projection of the future financial position and results of operations that the combined company may achieve after completion of the Merger. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Renasant and The First as of December 31, 2024, and the unaudited pro forma condensed combined statement of income of Renasant and The First for the year ended December 31, 2024, and the notes related thereto, reflecting the Merger, are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits.
The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Renasant Corporation and The First Bancshares, Inc. as of and for the year ended December 31, 2024
104	The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: June 16, 2025	By:	/s/ Kevin D. Chapman
Kevin D. Chapman
President and Chief Executive Officer